COMMON STOCK                                                   COMMON STOCK
  NUMBER                                                          SHARES
R___________                                                   ____________

                                     [LOGO]
                          RIGHT MANAGEMENT CONSULTANTS

INCORPORATED UNDER THE LAWS OF THE                            CUSIP 766573 10 9
   COMMONWEALTH OF PENNSYLVANIA                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK, NY OR CLEVELAND, OH

This Certifies that





is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF -----------------------RIGHT MANAGEMENT CONSULTANTS, INC.-----------------------

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Pennsylvania and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ Charles J. Mallon                                       /s/ J.J. Gavin
SECRETARY                                                   PRESIDENT

                       RIGHT MANAGEMENT CONSULTANTS, INC.
                                   SEAL 1980


COUNTERSIGNED AND REGISTERED:
  NATIONAL CITY BANK
    (CLEVELAND, OHIO)
       TRANSFER AGENT
       AND REGISTRAR
BY
AUTHORIZED SIGNATURE

                       RIGHT MANAGEMENT CONSULTANTS, INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES, SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common     UNIF GIFT MIN ACT - ....... Custodian......
                                                       (Cust)           (Minor)
TEN ENT - as tenants by the             under Uniform Gifts to Minors
          entireties
JT TEN  - as joint tenants with right   Act ....................................
          of survivorship and not as                   (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

For Value Received, ............................................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[_____________________________]

.................................................................................
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

.................................................................................

.................................................................................

...........................................................................Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint .................................... Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:.......................
                              __________________________________________________


                              __________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                                   SIGNATURE(S) GUARANTEED: